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                                 EXHIBIT 10.4


                           NEW CONCEPT MINING, INC.
                            1017 S. Mountain Ave.
                         Monrovia, California  91016
                               (626) 357-5000
                             FAX (626) 357-4464

                                                             November 12, 1999

Dr. Frank Lucas
Loeb Aron & Company Ltd.
Georgian House
63, Coleman Street
London EC2R 5BB
UNITED KINGDOM

RE:  PAYMENT FOR SERVICES

Dear Frank:

     This will confirm the agreement of New Concept and Loeb Aron that in consideration of the services of Loeb Aron in trying to locate a buyer for New Concept's Tempiute tungsten New Concept shall deliver to Loeb Aron 30,000 shares of American Technologies Group, Inc. stock. The shares shall be registered on Form S-8.

     To evidence you agreement to the foregoing, please sign below and return a copy of this letter to the undersigned.

     Thank you.

                                                 Very truly yours,

                                                 /s/ John M. Dab

                                                 General Counsel

Loeb Aron agrees to the foregoing payment for all of its services.

Loeb Aron & Company Ltd.


By: /s/ Frank Lucas
    ---------------
    Dr. Frank Lucas
    Managing Director